As at 31 December 2023 In accordance with Section 409 of the Companies Act 2006, a list of subsidiaries, partnerships, associates and joint ventures as at 31 December 2023 is set out below. All subsidiary undertakings are subsidiary undertakings of their immediate parent undertaking(s) pursuant to section 1162 (2) (a) of the Companies Act 2006 unless otherwise indicated – see the notes on page 244. All subsidiary undertakings not included in the consolidation are not included because they are not material for such purposes. All associated undertakings are included in the Unilever Group’s financial statements using the equity method of accounting unless otherwise indicated – see the notes on page 244. See page 226 of the Annual Report and Accounts for a list of the significant subsidiaries. Companies are listed by country and under their registered office address. The aggregate percentage of capital held by the Unilever Group is shown after the subsidiary company name, except where it is 100%. If the Nominal Value field is blank, then the Share Class Note will identify the type of interest held in the entity. Subsidiary undertakings included in the consolidation Algeria – Zone Industrielle Hassi Ameur Oran 31000 Unilever Algérie SPA (72.50) DZD1,000.00 1 Argentina – Tucumán 1, Piso 4°, Cdad. de Buenos Aires Arisco S.A. ARS1.00 1 Unilever De Argentina S.A. ARS1.00 1 Club de beneficios S.A.U. ARS1.00 1 Argentina – Martín Güemes 24 Sur, San Juan, Provincia de San Juan Helket S.A. ARS1.00 1 Argentina – Juana Manso 205, 7mo. Piso, Ciudad Autónoma de Buenos Aires Compre Ahora S.A. ARS1.00 1 Argentina – Alferez Hipolito Bouchard 4191, Munro, Provincia de Buenos Aires Urent S.A. ARS1.00 1 Argentina – Tucumán 1, 4th floor, City of Buenos Aires Ulands S.A. ARS1.00 1 Australia – 219 North Rocks Road, North Rocks NSW 2151 Ben & Jerry’s Franchising Australia Limited AUD1.00 1 TIGI Australia Pty Limited AUD1.00 2 AUD1.00 3 Unilever Australia (Holdings) Pty Limited AUD1.00 1 Unilever Australia Group Pty Limited AUD2.7414 1 Unilever Australia Limited AUD1.00 1 Unilever Australia Supply Services Limited AUD1.00 1 Unilever Australia Trading Limited AUD1.00 1 Australia – 111-115 Chandos Street, Crows Nest, NSW 2065 Dermalogica Holdings Pty Limited AUD1.00 1 Dermalogica Pty Limited AUD2.00 1 Australia – Level 12, 60 Castlereagh Street, Sydney, New South Wales, 2000 Paula's Choice International Australia Pty Limited AUD0.01 1 Australia – PO Box H237, Australia Square, NSW 1215 Brand Evangelists for Beauty Pty Ltd ∆ (68.03) 1 Austria – Jakov-Lind-Straße 5, 1020 Wien Delico Handels GmbH EUR36,336.42 1 Unilever Austria GmbH EUR10,000,000.00 1 Bangladesh – 51 Kalurghat Heavy Industrial Area, Kalurghat, Chittagong Unilever Bangladesh Limited (60.75) BDT100.00 1 Bangladesh – Fouzderhat Industrial Area, North Kattali, Chattogram 4217 Unilever Consumer Care Limited (81.98) BDT10.00 1 Belgium – Industrielaan 9, 1070 Brussels Unilever Belgium NV/SA No Par Value 1 Bolivia – Av. Blanco Galindo, Km. 10.5, Cochabamba Unilever Andina Bolivia S.A. BOB100.00 1 Brazil – Rua Oscar Freire, n. 957, mezanino, room 1, Cerqueira Cesar, Zip Code 01426-003, São Paulo/SP Euphoria Ice Cream Comercio de Alimentos Limitada BRL1.00 5 Brazil – Rua Gomes de Carvalho, 1666, conjunto 161, 16ª andar, Bairro Vila Olimpia, São Paulo, Zip Code 04547-006 E-UB Comércio Limitada BRL1.00 5 Brazil – Cidade de Valinhos, Estado de São Paulo Rua Campos Salles, nº 20, Parte, Centro, Zip Code 13.271-900 Unilever Logistica Serviços Limitada BRL1.00 5 Name of Undertaking Nominal Value Share Class Note Brazil – Av. das Nações Unidas, n. 14.261, 3rd floor, Parte – Gelados SP, Wing B, Vila Gertrudes, Zip Code 04794-000, São Paulo/SP Unilever Brasil Gelados Limitada BRL1.00 5 Brazil – Av. das Nações Unidas, n. 14.261, 3rd to 6th floors, Wing B Vila Gertrudes, Zip Code 04794-000, São Paulo/SP Unilever Brasil Limitada BRL1.00 5 Brazil – Av. das Nações Unidas, n. 14.261, 3rd floor, Wing A, Vila Gertrudes, Zip Code 04794-000, São Paulo/SP Unilever Brasil Industrial Limitada BRL1.00 5 Brazil – Rua Harmonia, 271, Sumarezinho, São Paulo/SP, CEP 05435-000 Mãe Terra Produtos Naturais Limitada BRL1.00 5 Brazil – Rua Tenente Pena, No. 156, Bom Retiro, CEP 01127-020, São Paulo Smart Home Comércio E Locação De Equipamentos S.A (59.50) No Par Value 1 Brazil – São Paulo, Estado de São Paulo na Rua Demóstenes nº 1072, Bairro Campo Belo CEP 04614-010 Ole Franquia Limitada BRL1.00 1 Brazil – Rua Gomes de Carvalho, 1666, conjunto 161, 5ª andar, locker 5D Bairro Vila Olimpia, São Paulo, Zip Code 04547-006 Compra Agora Serviços Digitais Limitada BRL1.00 5 Bulgaria – City of Sofia, Borough Mladost, 1, Business Park, Building 3, Floor 1 Unilever Bulgaria EOOD BGN1,000.00 1 Bulgaria – District Veliko Tarnovo, 5030, Debelets city, Promishlena Zona Unilever Ice Cream Bulgaria EOOD BGN5,000.00 1 Cambodia – Morgan Tower Building, Level 15, No. 15F-8A/8B/9/10/11/12/13/14/15/16/17A, Street Sopheak Mongkul, Phum 14, Sangkat Tonle Bassac, Khan Chamkarmon, Phnom Penh Unilever (Cambodia) Limited KHR20,000.00 1 Canada – c/o Austring, Fairman & Fekete, 3081, 3rd Avenue, Whitehorse, Yukon Territory, Y1A 4Z7 Dermalogica (Canada) Limited No Par Value 6 Canada – 800-885 West Georgia Street, Vancouver BC V6C 3H1 Seventh Generation Family & Home ULC No Par Value 7 Canada – 1000 rue de la Gauchetière Ouest, Bureau 2500, Montreal H3B 0A2 4012208 Canada Inc. No Par Value 7 Canada – 160 Bloor Street East, Suite 1400, Toronto ON M4W 3R2 Unilever Canada Inc. No Par Value 8 No Par Value 9 No Par Value 10 No Par Value 11 No Par Value 12 Canada – McCarthy Tetrault LLP, 745 Thurlow Street, Suite 2400, Vancouver, BC, V6E 0C5 Hourglass Cosmetics Canada Limited No Par Value 1 Canada – Suite 1700, Park Place, 666 Burrard Street, Vancouver BC, V6C 2X8 Elida Beauty Canada Inc. USD0.01 7 Chile – Av. Las Condes, 11.000, comuna de Viatcura, Santiago Unilever Chile Limitada 13 China – Room 1001, No. 398, Caoxi Road (N), Xuhui District, Shanghai, 200030 Blueair (Shanghai) Sales Co. Limited CNY1.00 1 China – 1st Floor, No. 78 Binhai 2nd Road, Hangzhou Bay, New District, Ningbo City, Zhejiang Province Ningbo Hengjing Inspection Technology Co., Limited (67.71) CNY1.00 1 Name of Undertaking Nominal Value Share Class Note STRATEGIC REPORT CORPORATE GOVERNANCE FINANCIAL STATEMENTS Group Companies Unilever Annual Report and Accounts 2023 117

China – No. 78, Road II of Seaside Avenue, Cixi Economic and Technical Development Zone, (Hangzhou Bay New Zone), Ningbo Qinyuan Group Co. Limited (67.71) CNY1.00 1 China – Room 744, 9F, No. 583 Lingling Road, Xuhui District, Shanghai, 200030 Shanghai Qinyuan Environment Protection Technology Co. Limited (67.71) CNY1.00 1 China – No.33 North Fuquan Road, Changning District, Shanghai, 200335 Unilever (China) Investing Company USD1.00 1 China – 88 Jinxiu Avenue, Hefei Economic and Technology Development Zone, Anhui, 230601 Unilever (China) Limited USD1.00 1 Unilever Services (Hefei) Co. Ltd. CNY1.00 1 China – No. 225 Jingyi Road, Tianjin Airport Economic Area, Tianjin Unilever (Tianjin) Company Limited USD1.00 1 China – 1068 Ting Wei Road, Jinshanzui Industrial Region, Jinshan District, Shanghai Unilever Foods (China) Co. Limited USD1.00 1 China – No. 166, Lihua Avenue West, Qinglong Town, Pengshan District, Meishan City, Sichuan province 620800 Unilever (Sichuan) Company Limited USD1.00 1 China – No.16 Wanyuan Road, Beijing E&T Development, Beijing 100076 Wall`s (China) Co. Limited USD1.00 1 China – No. 358, Xingci 1 Road, Hangzhou Bay, New District, Ningbo, 315336 Zhejiang Qinyuan Water Treatment Technology Co. Limited (67.71) CNY1.00 1 China – Room 326, 3rd Floor, Xinmao Building, 2 South Taizhong Road, (Shanghai) Pilot Free Trade Zone Uchieve Commerce (Shanghai) Co., Ltd. CNY1.00 1 China – Floor 1, Building 2, No. 33, North Fuquan Road, Changning District, Shanghai, 200335 Shanghai CarverKorea Limited USD1.00 1 China- 2F, No. 10, Lane 255, Xiaotang Road, Fengxian District, Shanghai Paula's Choice (Shanghai) Trading Co. Limited CNY10,000,000 8 CNY10,000,000 9 China- Room 1436, No.1256 and 1258, Wanrong Road, Jingan District, Shanghai Paula's Choice (Shanghai) Technology Co. Limited CNY1.00 1 China- Zibian 2105, No.63, Mingzhu Avenue (North), Conghua District, Guangzhou City Unilever (Guangzhou) Co. Limited CNY1.00 1 China – Room 407, No 1256&1258 Wan Rong Road, Shanghai UPD China Limited CNY1.00 1 Colombia – Avenida Carrera 45, 108-27 Torre 3 Piso, 5Y 6 Bogotá D.C. Unilever Andina Colombia Limitada COP100.00 1 ULeX Colombia S.A.S. COP100.00 1 Costa Rica – De la intersección Cariari, 400 mts. Oeste y 800 mts al Norte, frente a sede Testigos de Jehová, Planta Industrial Lizano, Heredia, Belén, La Asunción de Belén Unilever de Centroamerica S.A. CRC1.00 1 Costa Rica – Provincia de Heredia, Cantón Belén, Distrito de la Asunción, de la intersección Cariari- Belén, 400 Mts. Oeste, 800 Mts., al Norte UL Costa Rica SCC S.A. CRC1.00 1 Côte d'Ivoire – 01 BP 1751 Abidjan 01, Boulevard de Vridi Unilever-Côte d'Ivoire (99.33) XOF2,650.00 1 Côte d'Ivoire – Abidjan-Marcory, Boulevard Valery Giscard d’Estaing, Immeuble Plein Ciel, Business Center, 26 BP 1377, Abidjan 26 Unilever Afrique de l’Ouest XOF10,000.00 1 Croatia – Strojarska cesta 20, 10000 Zagreb Unilever Hrvatska d.o.o. HRK1.00 1 Cuba – Zona Especial de Desarrollo Mariel, Provincia Artemisa Unilever Suchel, S.A. (60) USD1,000.00 56 Cyprus – Head Offices, 195C Old Road Nicosia Limassol, CY-2540 Idalion Industrial Zone – Nicosia Unilever Tseriotis Cyprus Limited (84) EUR1.00 1 Czech Republic – Voctářova 2497/18, 180 00 Praha 8 Unilever ČR, spol. s r.o. CZK210,000.00 1 Name of Undertaking Nominal Value Share Class Note UNILEVER RETAIL ČR, spol. s r.o. v likvidaci (in liquidation) CZK100,000.00 1 Denmark – Ørestads Boulevard 73, 2300 København S Unilever Danmark A/S DKK1,000.00 1 Denmark – Petersmindevej 30, 5000 Odense C Unilever Produktion ApS DKK100.00 1 Djibouti-Haramous, BP 169 Unilever Djibouti FZCO Limited USD200.00 1 Dominican Republic – Av. Winston Churchill, Torre Acropolis, Piso 16, Santo Domingo Unilever Caribe, S.A. DOP1,000.00 1 Ecuador – Km 25 Vía a Daule, Guayaquil Unilever Andina Ecuador S.A. USD1.00 1 Egypt – 5th Floor, North Tower, Galleria 40 Business Complex, Sheikh Zayed, 6th of October City, Giza Unilever Mashreq for Manufacturing and Trading (SAE) EGP10.00 1 Unilever Egypt for Shared Consultations Services EGP10.00 1 Egypt – Public Free Zone, Alexandria Unilever Mashreq International Company USD1,000.00 5 Egypt – 14 May Bridge, Sidi Gaber, Smouha – Alexandria Unilever Mashreq Trading LLC (in liquidation) EGP1000.00 5 Commercial United for Import and Export LLC EGP1000.00 1 Egypt – 15 Sphinx Square, El-Mohandsin, Giza Unilever Mashreq for Import and Export LLC EGP100.00 1 El Salvador – Local 19 Nivel 19, Edificio Torre Futura, Calle El Mirador y 87 avenida norte, Colonia Escalón, San Salvador Unilever El Salvador, SCC S.A. de C.V. USD1.00 1 Unilever de Centro America S.A. de C.V. USD11.00 1 England and Wales – Unilever House, 100 Victoria Embankment, London, EC4Y 0DY Accantia Group Holdings (unlimited company) GBP0.01 1 Alberto-Culver (Europe) Limited GBP1.00 1 Alberto-Culver Group Limited GBP1.00 1 Alberto-Culver UK Holdings Limited GBP1.00 1 Alberto-Culver UK Products Limited GBP1.00 1 GBP5.00 14 Associated Enterprises Limited° GBP1.00 1 CPC (UK) Pension Trust Limited 16 GroNext Technologies Limited GBP1.00 1 Hourglass Cosmetics UK Limited GBP1.00 1 Margarine Union (1930) Limited° GBP1.00 1 GBP1.00 18 GBP1.00 68 GBP1.00 69 MBUK Trading Limited GBP1.00 1 Mixhold Investments Limited GBP1.00 1 ND4A Limited GBP1.00 1 TIGI Holdings Limited GBP1.00 1 Toni & Guy Products Limited° GBP0.001 1 UAC International Limited GBP1.00 1 UML Limited GBP1.00 1 Unidis Forty Nine Limited GBP1.00 1 Unilever AC Limited GBP1.00 1 Unilever Assam Estates Limited GBP1.00 1 Unilever Company for Industrial Development Limited GBP1.00 1 Unilever Company for Regional Marketing and Research Limited GBP1.00 1 Unilever Corporate Holdings Limited° GBP1.00 1 Unilever Employee Benefit Trustees Limited GBP1.00 1 Unilever Group Limited° GBP0.25 1 Unilever South India Estates Limited° GBP1.00 1 GBP1.00 15 Name of Undertaking Nominal Value Share Class Note STRATEGIC REPORT CORPORATE GOVERNANCE FINANCIAL STATEMENTS Group Companies 118 Unilever Annual Report and Accounts 2023

Unilever S.K. Holdings Limited GBP1.00 1 Unilever Overseas Holdings Limited° GBP1.00 1 Unilever Superannuation Trustees Limited GBP1.00 1 Unilever U.K. Central Resources Limited GBP1.00 1 Unilever U.K. Holdings Limited° GBP1.00 1 Unilever UK & CN Holdings Limited GBP1.00 2 GBP1.00 3 GBP10.00 24 Unilever UK Group Limited GBP1.00 2 GBP1.00 3 GBP1.00 21 Unilever US Investments Limited° GBP1.00 1 United Holdings Limited° GBP1.00 1 England-Wales- C/O Bdo Llp 5 Temple Square, Temple Street, Liverpool, L2 5RH BBG Investments (France) Limited (in liquidation) GBP1.00 1 Unilever Australia Investments Limited (in liquidation) GBP1.00 1 Unilever Australia Partnership Limited (in liquidation) GBP1.00 1 Unilever Australia Services Limited (in liquidation) GBP1.00 1 Unilever Innovations Limited (in liquidation) GBP0.10 1 England and Wales – The Manser Building, Thorncroft Manor, Thorncroft Drive, Dorking Road, Leatherhead, Surrey, KT22 8JB Dermalogica (UK) Limited GBP1.00 1 England and Wales – 1st Floor, 16 Charles II Street, London, SW1Y 4QU Twenty Nine Capital Partners Limited Partnership ∞ (80) 4 Unilever Ventures III Limited Partnership ∞ (86.25) 4 England and Wales – Union House, 182-194 Union Street, London, SE1 0LH REN Skincare Limited GBP1.00 1 REN Limited GBP0.01 1 Murad Europe Limited GBP1.00 1 England and Wales – 3 St James Road, Kingston Upon Thames, Surrey, KT1 2BA Alberto-Culver Company (U.K.) Limited GBP1.00 1 Nature Delivered Limited GBP0.001 1 GBP0.001 79 GBP0.001 84 Marshfield Bakery Limited GBP0.01 1 TIGI International Limited GBP1.00 1 Unilever Pension Trust Limited GBP1.00 1 Unilever UK Limited GBP1.00 1 Unilever UK Pension Fund Trustees Limited GBP1.00 1 USF Nominees Limited GBP1.00 1 England and Wales – 1 More Place, London, SE1 2AF Accantia Health and Beauty Limited (in liquidation) GBP0.25 1 Unilever Bestfoods UK Limited (in liquidation) GBP1.00 1 England and Wales –C/O Tmf Group, 13th Floor, One Angel Court, London, EC2R 7HJ Twenty Nine Capital Partners (General Partner) Limited GBP1.00 1 Unilever Ventures Limited GBP1.00 1 Unilever Ventures General Partner Limited GBP1.00 1 England and Wales – Port Sunlight, Wirral, Merseyside, CH62 4ZD Unilever Global IP Limited° GBP1.00 1 England and Wales – Suite 1, 7th Floor 50 Broadway, London, United Kingdom, SW1H 0BL Paula`s Choice UK Limited GBP1.00 1 England and Wales – 3rd Floor, 1 Ashley Road, Altrincham, Cheshire, WA14 2DT Brand Evangelists for Beauty Limited∆ (80.30) GBP1.00 2 (100) GBP1.00 58 (100) GBP1.00 86 (66.47) GBP1.00 71 Name of Undertaking Nominal Value Share Class Note (82.92) GBP1.00 63 Estonia – Harju maakond, Tallinn, Haabersti linnaosa, Paldiski mnt 96, 13522 Unilever Eesti Aktsiaselts EUR6.30 1 Ethiopia – Bole Sub City, Kebele 03/05, Lidiya Building, Addis Ababa Unilever Manufacturing PLC ETB1,000.00 1 Finland – Post Box 254, 00101 Helsinki Unilever Finland Oy EUR16.82 1 Unilever Ingman Production Oy EUR1000.00 1 France – 20, rue des Deux Gares, 92500, Rueil-Malmaison Bestfoods France Industries S.A.S. (99.99) No Par Value 1 Cogesal-Miko S.A.S. (99.99) No Par Value 1 Fralib Sourcing Unit S.A.S. (99.99) No Par Value 1 Saphir S.A.S. (99.99) EUR1.00 1 Tigi Services France S.A.S. (99.99) No Par Value 1 U-Labs S.A.S. (99.99) No Par Value 1 Unilever France S.A.S. (99.99) No Par Value 1 Unilever France Holdings S.A.S. (99.99) EUR1.00 1 Unilever France HPC Industries S.A.S. (99.99) EUR1.00 1 Unilever Retail Operations France (99.99) No Par Value 1 France – ZI de la Norge – Chevigny Saint-Sauveur, 21800 Quetigny Amora Maille Societe Industrielle S.A.S. (99.99) No Par Value 1 France – 42, rue Jean de La Fontaine, Paris, 75016 Laboratoire Garancia EUR62.50 1 UPD EU EUR1.00 1 Germany – Wiesenstraße 21. 40549 Düsseldorf Dermalogica GmbH EUR25,000.00 1 Germany – Spitaler Straße 16, 20095 Hamburg ProCepta Service GmbH EUR28,340.00 1 EUR2.00 1 Germany – Neue Burg 1, 20457 Hamburg DU Gesellschaft für Arbeitnehmerüberlassung mbH (99.99) DEM50,000.00 1 Unilever Deutschland GmbH EUR90,000,000.00 1 EUR2,000,000.00 1 EUR1,000,000.00 1 EUR 100.000,00 1 Unilever Deutschland Holding GmbH EUR39,000.00 1 EUR18,000.00 1 EUR14,300.00 1 EUR5,200.00 1 EUR6,500.00 1 Unilever Deutschland Produktions GmbH & Co. OHG 4 Unilever Deutschland Produktions Verwaltungs GmbH EUR179,000.00 1 Unilever Deutschland Supply Chain Services GmbH EUR51,150.00 1 T2 Germany GmbH EUR1.00 1 Germany – Langnesestraße 1, 64646 Heppenheim Maizena Grundstücksverwaltung Gesellschaft mit beschränkter Haftung & Co. offene Handelsgesellschaft 4 Rizofoor Gesellschaft mit beschränkter Haftung EUR15,350.00 1 EUR138,150.00 1 Schafft GmbH EUR63,920.00 1 EUR100,000.00 1 Germany – Rotebühlplatz 21, 70178 Stuttgart TIGI Eurologistic GmbH EUR100.00 1 EUR24,900.00 1 TIGI Haircare GmbH EUR25,600.00 1 Germany – Wiesenstr. 21, 40549 Düsseldorf Murad GmbH EUR1.00 1 Ren GmbH EUR1.00 1 Name of Undertaking Nominal Value Share Class Note STRATEGIC REPORT CORPORATE GOVERNANCE FINANCIAL STATEMENTS Group Companies Unilever Annual Report and Accounts 2023 119

Germany – Zehdenicker Str. 110119, Berlin Paula’s Choice Germany GmbH  4 Ghana – Swanmill, Kwame Nkrumah Avenue, Accra Millers Swanzy (Ghana) Limited (74.50) GHC1.00 1 Ghana – Plot No. Ind/A/3A-4, Heavy Industrial Area, Tema, PO Box 721, Tema Unilever Ghana PLC (74.50) GHC0.0192 1 Greece – Kymis ave & 10, Seneka str. GR-145 64 Kifissia Elais Unilever Hellas SA EUR10.00 1 Unilever Knorr SA EUR10.00 1 Unilever Logistics SA EUR10.00 1 Guatemala – Diagonal 6. 10-50 zona 10, Ciudad de Guatemala. Nivel 17 Torre Norte Ed. Interamericas World Financial Center Unilever de Centroamerica S.A. GT60.00 1 Haiti – 115, Rue Panamericaine, Estabissement Número 1, Petion Ville Les Condiments Alimentaires, S.A. (61) HTG1000.00 1 Honduras – Anillo Periférico 600 metros después de la colonia, Residencial, Las Uvas contigua acceso de residencial Roble Oeste, Tegucigalpa M.D.C. Unilever de Centroamerica S.A. HNL10.00 1 Hong Kong – Suite 1106-8, 11/F, Tai Yau Building, 181 Johnston Road, Wanchai Blueair Asia Limited HKD0.10 1 Hong Kong – 6 Dai Fu Street, Tai Po Industrial Estate Unilever Hong Kong Limited No Par Value 1 Hong Kong-Suite 907, 9/F, Silvercord Tower 2, 30 Canton Road, Tsim Sha Tsui, Kowloon Hourglass Cosmetics Hong Kong Limited HKD1.00 1 Hong Kong – Room 1808, 18/F, Tower II Admiralty Centre, 18 Harcourt Road, Admiralty Hong Kong CarverKorea Limited HKD1.00 7 Hong Kong – 14th Floor, One Taikoo Place, 979 King’s Road, Quarry Bay UPD Hong Kong Limited HKD100.00 1 Hong Kong – 14/F, One Taikoo Place, 979 King’s Road, Quarry Bay Go-Uni Limited (67) USD14.376.000 1 Hong Kong – Unit B, 17/F, United Centre, 95 Queensway, Admiralty Paula's Choice Hong Kong Limited HKD1.00 1 Paula's Choice Hong Kong Distribution Services Limited HKD1,000.00 1 Hungary – 1138-Budapest, Váci út 121-127. Unilever Magyarország Kft HUF1.00 1 India – Unilever House, B. D. Sawant Marg, Chakala, Andheri (E), Mumbai 400099 Daverashola Estates Private Limited (61.90) INR10.00 1 Hindlever Trust Limited (61.90) INR10.00 1 Hindustan Unilever Limited° (61.90) INR1.00 1 Jamnagar Properties Private Limited (61.90) INR10.00 1 Lakme Lever Private Limited (61.90) INR10.00 1 Levers Associated Trust Limited (61.90) INR10.00 1 Levindra Trust Limited (61.90) INR10.00 1 Pond’s Exports Limited (61.90) INR1.00 1 Unilever India Limited (61.90) INR1.00 1 Unilever India Exports Limited (61.90) INR10.00 1 Unilever Industries Private Limited° INR10.00 1 Unilever Ventures India Advisory Private Limited INR1.00 1 India – S-327, Greater Kailash – II, New Delhi – 110048, Delhi Blueair India Private Limited INR10. 00 1 India – C/o.Vaish Associates, 106, Peninsula Centre, Dr S.S. Rao Road, Parel, Mumbai, Maharashtra, 400012 Jech India Private Limited INR10. 00 1 Indonesia – Grha Unilever, Green Office Park Kav 3, Jalan BSD Boulevard Barat, BSD City, Tangerang, 15345 PT Unilever Indonesia Tbk (84.99) IDR2.00 1 PT Unilever Enterprises Indonesia (99.99) IDR1,000.00 1 PT Unilever Trading Indonesia IDR1,003,875.00 1 Indonesia – Gedung Pasaraya Blok M Gedung B Lantai 6 dan 7 Jalan Iskandarsyah II no. 2, DKI Jakarta Name of Undertaking Nominal Value Share Class Note PT Gerai Cepat Untung (88.19) IDR100,000.00 1 Indonesia – KEK Sei Mangkei, Nagori Sei Mangkei, Kecamatan Bosar Maligas, Kabupaten Simalungun 21183, Sumatera Utara PT Unilever Oleochemical Indonesia IDR1,000,000.00 1 Iran – No 23, Corner of 33rd Street, Zagros Street, Argentina Square, Tehran Unilever Iran (Private Joint Stock Company) (99.99) IRR1,000,000.00 1 Ireland – 20 Riverwalk, National Digital Park, Citywest Business Campus, Dublin 24 Lipton Soft Drinks (Ireland) Limited EUR1.26 1 Unilever Ireland (Holdings) Limited EUR1.26 1 Unilever Ireland Limited EUR1.26 1 Isle of Man – Bridge Chambers, West Quay, Ramsey, Isle of Man, IM8 1DL Rational International Enterprises Limited USD1.00 1 Israel – 3 Gilboa St., Airport City, Ben Gurion Airport Beigel & Beigel Mazon (1985) Limited ILS1.00 1 Israel – 52 Julius Simon Street, Haifa, 3296279 Bestfoods TAMI Holdings Ltd ILS0.001 1 Israel Vegetable Oil Company Ltd ILS0.0001 1 Unilever Israel Foods Ltd ILS0.10 35 ILS0.10 79 ILS0.10 17 ILS0.0002 25 Unilever Israel Home and Personal Care Limited ILS1.00 1 Unilever Israel Marketing Ltd ILS0.0001 1 Unilever Shefa Israel Ltd ILS1.00 1 Israel – Haharoshet 1, PO Box 2288, Akko, 2451704 Glidat Strauss Limited ILS1.00 30 ILS1.00 1 ILS1.00 31 Italy – Piazza Paleocapa 1/D, 10100, Torino Gromart S.R.L. EUR1,815,800.00 1 Italy – Viale Sarca 235, 20126 Milan Unilever Italia Administrative Services S.R.L. EUR70,000.00 1 Italy – Via Paolo di Dono 3/A 00142 Roma Unilever Italia Logistics S.R.L. EUR600,000.00 1 Unilever Italia Manufacturing S.R.L. EUR10,000,000.00 1 Unilever Italia Mkt Operations S.R.L. EUR25,000,000.00 1 Unilever Italy Holdings S.R.L. EUR1,000.00 1 Italy – Via Plava, 74 10135 Torino Equilibra S.R.L. (75) EUR1.00 1 Armores Srl (75) EUR1.00 1 Syrio Srl (75) EUR100,000 1 Italy – Business Center Monte Napoleone, Via Monte Napoleone 8, 20121 – Milano UPD Italia S.r.l. EUR10,000.00 1 Japan – 2-1-1, Kamimeguro, Meguro-ku, Tokyo 153-8578 Unilever Japan Customer Marketing K.K. JPY100,000,001.00 1 Unilever Japan Holdings G.K. JPY10,000,000.00 1 Unilever Japan K.K. JPY100,000,001.00 1 Unilever Japan Service K.K. JPY50,000,000.00 1 Rafra Japan K.K. JPY20,000,000.00 7 Japan – Ark Hills Sengokuyama Mori Tower 28F, 1-9-10 Roppongi, Minato-ku, Tokyo UPD Japan K.K. JPY 50,000.00 1 Jersey – 13 Castle Street, St Helier, Jersey, JE4 5UT Unilever Chile Investments Limited GBP1.00 1 Jordan – Ground floor- Office No.1, GH24 Building, Business Park, Development Zone, Amman Unilever Jordan for Marketing Services JOD1000.00 1 Kazakhstan – Raimbek, Avenue 160 A, Office 401, Almaty Unilever Kazakhstan LLP 4 Kenya – Commercial Street, Industrial Area, PO Box 30062-00100, Nairobi Name of Undertaking Nominal Value Share Class Note STRATEGIC REPORT CORPORATE GOVERNANCE FINANCIAL STATEMENTS Group Companies 120 Unilever Annual Report and Accounts 2023

Unilever Kenya Limited° KES20.00 1 Korea – 443 Taeheran-ro, Samsung-dong, Kangnam-gu, Seoul Unilever Korea Chusik Hoesa KRW10,000.00 1 Korea – 81, Tojeong 31-gil, Mapo-gu, Seoul CARVERKOREA Co., Limited (97.47) KRW500.00 7 Korea – #1-313 #1-314, 48, Achasan-ro 17-gil, Seongdong-gu, Seoul Paula's Choice Korea, Limited KRW1.00 1 Laos – Viengvang Tower, 4th Floor, Room no. 402A, Boulichan Road, Dongpalan Thong Village, Sisattanak District, Vientiane Capital Unilever Services (Lao) Sole Co. Limited LAK80,000.00 1 Latvia – Kronvalda bulvāris 3-10, Rīga, LV-1010 Unilever Baltic LLC EUR1.00 1 Lebanon – Sin El Fil, Dolphin Building, 3rd Floor, Beirut Unilever Levant s.a.r.l. LBP1,000,000.00 1 Lithuania – Skuodo st. 28, Mazeikiai, LT-89100 UAB Unilever Lietuva distribucija EUR3,620.25 1 UAB Unilever Lietuva ledu gamyba EUR3,620.25 1 Malawi – Room 33, Gateway Mall, Area 47, Lilongwe Malawi Unilever South East Africa (Private) Limited MWK2.00 1 Malaysia – Suite 2-1, Level 2, Vertical Corporate Tower B, Avenue 10, The Vertical, Bangsar South City, No. 8, Jalan Kerinchi, 59200 Kuala Lumpur, Wilayah Persekutuan Paula's Choice Malaysia SEA Sdn. Bhd. No Par Value 1 Unilever (Malaysia) Holdings Sdn. Bhd. No Par Value 1 Unilever (Malaysia) Services Sdn. Bhd. No Par Value 1 Mexico – Av. Tepalcapa No.2, Col. Rancho Santo Domingo, C.P. 54900 Tultitlán, Estado de México Unilever de Mexico S. de R.L. de C.V. 4 Unilever Holding Mexico S.de R.L. de C.V. 4 Unilever Manufacturera S.de R.L. de C.V. 4 Unilever Real Estate Mexico S.de R.L. de C.V. 4 Mexico – Fraccionamiento Parque Industrial Nexictoxus ADN2, Salinas Victoria, Nuevo Leon, 65559 Unilever NA Sourcing West S. de R.L. de C.V. 4 Moldova – 6A Uzinelor Street, Kishinev, MD -2023 Betty Ice Moldova S.R.L. MDL7,809,036.00 1 Morocco – Km 10, Route Cotiere, Ain Sebaa, Casablanca Unilever Maghreb S.A. MAD100.00 1 Mozambique – Avenida 24 de Julho, Edifício 24, nº 1097, 4º andar, Maputo Unilever Mocambique Limitada USD0.01 1 Myanmar – Plot No (40,41,47), Min Thate Hti Kyaw Swar Road, 39 Ward, Shwe Pyi Thar Industrial Zone (2), Shwe Pyi Thar Township, Yangon Region, 11411 Unilever (Myanmar) Limited MMK11,129,679,6 00.00 1 Unilever (Myanmar) Services Limited MMK2,000,000.00 1 Myanmar – Lot No. 31, Bamaw Ahtwin Wun Street, Hlaing Thar Yar Industrial Zone 3, Hlaing Thar Yar Township, Yangon, 11401. Unilever EAC Myanmar Company Limited (60) MMK500,000,000, 000. 00 1 Nepal –Hetauda-3, Basamadi Makawnapur Unilever Nepal Limited (49.52) NPR100.00 1 Netherlands – Weena 455, 3013 AL Rotterdam Alberto-Culver Netherlands B.V. EUR1.00 2 EUR1.00 3 Argentina Investments B.V. EUR454.00 1 BFO Holdings B.V. EUR1.00 1 Brazinvest B.V. EUR1.00 1 Chico-invest B.V. EUR455.00 1 Doma B.V. NLG1,000.00 1 Handelmaatschappij Noorda B.V. NLG1,000.00 1 Hourglass Cosmetics Europe B.V. EUR1.00 1 Unilever Foods & Refreshments Global B.V. EUR453.78 1 Itaho B.V. EUR1.00 1 Lipoma B.V. NLG1,000.00 1 Name of Undertaking Nominal Value Share Class Note Marga B.V. EUR1.00 1 Mavibel (Maatschappij voor Internationale Beleggingen) B.V. EUR1.00 1 Mexinvest B.V. EUR1.00 1 Mixhold B.V.° EUR1.00 2 EUR1.00 3 EUR1.00 26 N.V. Elma NLG1,000.00 1 NLG1,000.00 27 New Asia B.V. EUR1.00 1 Nommexar B.V. EUR1.00 1 Ortiz Finance B.V. NLG100.00 1 Pabulum B.V. NLG1,000.00 1 Rizofoor B.V. NLG1,000.00 1 Rolf von den Baumen’s Vetsmelterij B.V. EUR454.00 1 Rolon B.V. NLG1,000.00 1 Saponia B.V. NLG1,000.00 1 ThaiB1 B.V. NLG1,000.00 1 ThaiB2 B.V. NLG1,000.00 1 Unilever Administration Centre B.V. EUR1.00 1 Unilever Alser B.V. EUR1.00 1 Unilever Berran B.V. EUR1.00 1 Unilever Canada Investments B.V. EUR1.00 1 Unilever Caribbean Holdings B.V. EUR1,800.00 1 Unilever Employment Services B.V. NLG1,000.00 1 Unilever Europe B.V. EUR1.00 1 Unilever Europe Business Center B.V. EUR454.00 1 Unilever Finance International B.V. EUR1.00 1 Unilever Finance Netherlands B.V.o EUR1.00 1 FoodServiceHub B.V. EUR1.00 1 Unilever Global Services B.V. EUR1.00 1 Unilever Holdings B.V. EUR454.00 1 Unilever IP Holdings B.V. EUR1.00 1 Unilever Indonesia Holding B.V. EUR1.00 1 Unilever Insurances N.V. EUR454.00 1 Unilever International Holdings B.V.° EUR1.00 1 Unilever Netherlands Retail Operations B.V. EUR1.00 1 Unilever Nederland Holdings B.V. EUR454.00 1 Unilever Nederland Services B.V. EUR460.00 1 Unilever PL Netherlands B.V. EUR1.00 1 Unilever Turkey Holdings B.V. EUR1.00 1 Unilever US Investments B.V.° EUR1.00 1 Unilever Ventures Holdings B.V. EUR453.79 1 Univest Company B.V. EUR1.00 1 UNUS Holding B.V. EUR0.10 2 EUR0.10 3 Non-voting† Verenigde Zeepfabrieken B.V. NLG1,000.00 1 Wemado B.V. NLG1,000.00 1 Netherlands – Hofplein 19 3032 AC Rotterdam Unilever Nederland B.V. EUR454.00 1 Netherlands – Valkweg 2 7447JL Hellendoorn Ben en Jerry’s Hellendoorn B.V. EUR453.78 1 Netherlands – Markhek 5, 4824 AV Breda De Korte Weg B.V. EUR1.00 1 EUR1.00 26 Non-voting† Netherlands – Bronland 14, 6708 WH Wageningen Unilever Innovation Centre Wageningen B.V. EUR460.00 1 Netherlands – Grote Koppel 7, 3813 AA Amersfoort Paula's Choice Europe B.V. EUR1.00 1 Name of Undertaking Nominal Value Share Class Note STRATEGIC REPORT CORPORATE GOVERNANCE FINANCIAL STATEMENTS Group Companies Unilever Annual Report and Accounts 2023 121

Netherlands – Unilever House, 100 Victoria Embankment, London, EC4Y 0DY (Registered Seat: Rotterdam) Unilever Overseas Holdings B.V. NLG1,000.00 1 New Zealand – Level 4, 103 Carlton Gore Rd, Newmarket, Auckland 1023 Ben & Jerry’s Franchising New Zealand Limited No Par Value 1 Unilever New Zealand Limited NZD2.00 1 Nicaragua – Km 11.5, Carretera Vieja a León, 800 Mts Norte, 100 Mts Este, 300 Mts Norte, Managua Unilever de Centroamerica S.A. NIC50.00 1 Niger – BP 10272 Niamey Unilever Niger S.A. (88.42) XOF10,000.00 1 Nigeria – 1 Billings Way, Oregun, Ikeja, Lagos Unilever Nigeria Plc (76.41) NGN0.50 1 West Africa Popular Foods Nigeria Limited (51) NGN1.00 1 Norway – Martin Linges vei 25, Postbox 1, 1331 Fornebu Unilever Norge AS NOK100.00 1 Pakistan – Avari Plaza, Fatima Jinnah Road, Karachi – 75530 Unilever Pakistan Foods Limited (76.57) PKR10.00 1 Unilever Pakistan Limited (99.29) PKR50.00 1 (71.78) PKR100.00 14 Delivery Hub (Private) Limited (64.13) (in liquidation) PKR10.00 1 Palestine – Ersal St. Awad Center, PO Box 3801, Al-Beireh, Ramallah Unilever Market Development Company (in liquidation) JOD1.00 1 Palestine – Jamil Center, Al-Beireh, Ramallah Unilever Agencies Limited (99) (in liquidation) JOD1.00 1 Panama –PH Dream Plaza, piso 10 y 13, Provincia de Panamá, corregimiento de Parque Lefevre, Costa del Este Unilever Regional Services Panama S.A. USD1.00 1 Panama – Santa María Business District, Torre Argos, Piso 6, Distrito de Juan Diaz, Provincia de Panamá Unilever de Centroamerica S.A. No Par Value 1 Paraguay – 4544 Roque Centurión Miranda N° 1635 casi San Martin. Edificio Aymac II, Asunción Unilever de Paraguay S.A. PYG1,000,000.00 1 Peru – Av. Paseo de la Republica, 5895 OF. 402, Miraflores, Lima 18 Unilever Andina Perú S.A. PEN1.00 1 Philippines – Linares Road, Gateway Business Park, General Trias, Cavite Metrolab Industries, Inc. PHP1.00 7 PHP10.00 22 Philippines – 7th Floor, Bonifacio Stopover Corporate Center, 31st Street corner 2nd Avenue, Bonifacio Global City, Taguig City Unilever Global Services, Inc. PHP10.00 7 Unilever Philippines, Inc. PHP50.00 7 Philippines – 11th Avenue, Corner 39th Street, Bonifacio Triangle, Bonifacio Global City, Taguig City, Manila Universal Philippines Body Care, Inc. PHP100.00 7 Philippines – Manggahan Light Industrial Park, A. Rodriguez Avenue, Bo. Manggahan, Pasig City Unilever RFM Ice Cream, Inc. (50) PHP1.00 29 PHP1.00 103 Philippines – Four/Neo, 12th Floor, Fourth Avenue, Bonifacio Global City, Barangay Fort Bonifacio, Taguig 1634, Metro Manila Gronext Technologies Phils., Inc. PHP1.00 7 Poland – Jerozolimskie 134, 02-305, Warszawa Unilever Polska Sp. z o.o. PLN50.00 1 Unilever Poland Services Sp. z o.o. PLN50.00 1 Unilever Polska S.A. PLN10.00 1 Puerto Rico – Professional Services Park 997, San Roberto St., Suite 7, San Juan Unilever de Puerto Rico, Inc° USD100.00 1 Qatar – Almana & Partners WLL Building, Area No. 43, Al Mamoura, PO BOX 49 Unilever Qatar LLC QAR1,000.00 1 Romania – Ploiesti, 291 Republicii Avenue, Prahova County Unilever Romania S.A. (99.93) ROL0.10 1 Name of Undertaking Nominal Value Share Class Note Unilever South Central Europe S.A. ROL260.50 1 Romania – 121 Cernăuţi Street, Suceava 720089 Betty Ice SRL RON10.00 1 Romania – Bvd. Republicii 291 camera 15 corp C6 Betty Ice Distributie SRL RON10.00 1 Romania – 9-9A Dimitrie Pompei Blvd, Iride Business Park Buildings 5 and 6, 2nd District, Bucuresti Good People SA (75) RON10.00 1 Russia – 644031, 205, 10 let Oktyabrya, Omsk Inmarko-Trade LLC RUB 1,000,000.00 13 Russia – 123022, Floor 7, Premise 19, Room 36, 13, Sergeya Makeeva Street, Moscow Unilever Rus LLC RUB 28,847,390, 269.19 13 Russia – Tula region, Leninsky district, Ilyinskoye rural settlement, Varvarovka village, Varvarovsky pass, Building 15-F, Room 406, Floor 3 Gourmand LLC RUB10,000.00 4 Russia – St. Petersburg, 1 Progonnaya St., Building 1, Literature A, Room 2-H, Floor 1, Office 114 Resheniya dlia Budushego LLC RUB10,000.00 13 Rwanda – Sanlam Towers, PO Box 973, Kigali Unilever Rwanda Limited RWF 1,000 1 Saudi Arabia – PO Box 5694, Jeddah 21432 Binzagr Unilever LimitedX (49) SAR1,000.00 1 Scotland – c/o Brodies LLP, Capital Square 58 Morrison Street, Edinburgh, EH3 8BP Twenty Nine Capital Partners (SLP) Limited Partnership∞ 4 Unilever Ventures (SLP) General Partner Limited GBP1.00 1 Unilever Ventures III (SLP) Limited Partnership∞ (14.098) 4 Serbia – Belgrade, Serbia, Omladinskih brigada 90b – Novi Beograd Unilever Beograd d.o.o. 13 Singapore – 18 Nepal Park, 139407 Unilever Asia Private Limited No Par Value 1 Unilever Singapore Pte. Limited No Par Value 1 UPD Singapore Pte. Limited SGD1.00 1 Gronext Technologies Pte. Ltd. No Par Value 1 Singapore – 201 Henderson Road, #07-25, Apex @ Henderson, 159545 Paula's Choice Singapore, SEA Pte. Ltd. SGD1.00 1 Slovakia – Karadzicova 10, 821 08 Bratislava Unilever Slovensko, spol. s. r.o. EUR1.00 1 South Africa – 15 Nollsworth Crescent, Nollsworth Park, La Lucia Ridge Office Estate, La Lucia, 4051 Unilever Market Development (Pty) Limited ZAR1.00 1 Unilever South Africa (Pty) Limited ZAR2.00 1 Unilever South Africa Holdings (Pty) Limited ZAR1.00 1 ZAR1.00 2 ZAR1.00 3 South Africa – 4 Merchant Place, CNR Fredman Drive and Rivonia Road Sandton, 2196 Aconcagua 14 Investments (RF) (Pty) Limited ZAR1.00 1 South Africa – Oakhurst Office Park, 11-13 St Andrews Road, Parktown, Johannesburg 2193  Dermalogica South Africa (Pty) Limited (60) No Par Value 1 Spain – C/ Tecnología 19, 08840 Viladecans Unilever Espana S.A. EUR48.00 1 Spain – C/ Felipe del Río, 14 – 48940 Leioa Unilever Foods Industrial Espana, S.L.U. EUR600.00 1 Sri Lanka – 258 M Vincent Perera Mawatha, Colombo 14 Unilever Merchandising Private Limited No Par Value 1 Ceytea (Private) Limited No Par Value 1 Lever Brothers (Exports and Marketing) (Private) Limited° No Par Value 1 Maddema Trading Company (Private) Limited No Par Value 1 Name of Undertaking Nominal Value Share Class Note STRATEGIC REPORT CORPORATE GOVERNANCE FINANCIAL STATEMENTS Group Companies 122 Unilever Annual Report and Accounts 2023

Premium Exports Ceylon (Private) Limited No Par Value 1 R.O. Mennell & Co. (Ceylon) (Private) Limited No Par Value 1 Unilever Ceylon Services (Private) Limited No Par Value 1 Unilever Lanka Consumer Limited No Par Value 1 Unilever Sri Lanka Limited° No Par Value 1 Sudan – Property no. 125, block 2, Industrial Area, Kafuri District, Bahri, Kafori Unilever Sudanese Investment Company SDG10,000.00 1 Sweden – Box 1056, Svetsarvägen 15, 171 22, Solna Stockholm Alberto Culver AB SEK100.00 1 Unilever Holding AB SEK100.00 1 Unilever Produktion AB SEK50.00 1 Unilever Sverige AB SEK100.00 1 Sweden – Karlavagen 108, 115 26 Stockholm Blueair AB SEK100.00 1 Sweden – Karlavagen 108, 115 26, Stockholm Jonborsten AB SEK1000.00 1 Sweden – Nordenskioldgatan 19, 413 09 Goteborg Nature Delivered Sweden AB SEK1.00 1 Switzerland – Bahnhofstrasse 19, CH 8240 Thayngen Knorr-Nährmittel Aktiengesellschaft CHF1,000.00 1 Unilever Schweiz GmbH CHF100,000.00 1 Switzerland – Spitalstrasse 5, 8200, Schaffhausen Helmsman Capital AG CHF1,000.00 1 Unilever Supply Chain Company AG CHF1,000.00 1 Unilever ASCC AG CHF1,000.00 1 Unilever Finance International AG CHF1,000.00 1 Unilever Business and Marketing Support AG CHF1,000.00 1 Unilever Overseas Holdings AG CHF1,000.00 1 Unilever Schaffhausen Service AG CHF1,000.00 1 Unilever Swiss Holdings AG CHF1,000.00 1 Switzerland – Hinterbergstr. 30, CH-6312 Steinhausen Oswald Nahrungsmittel GmbH CHF800,000.00 1 Taiwan – 15F, No. 39, Sec. 2, Dunhua S. Road, Da’an District, Taipei City Unilever Taiwan Limited (99.92) TWD10.00 1 Taiwan – 8 F-1 & 8F-2, No. 186, Sec. 1, Zhangmei Rd., Changhua City, Changhua County 50062, Taiwan (R.O.C.) Paula's Choice Taiwan Co., Limited NTD27.000 1 Tanzania – Plot No. 4A, Nyerere Road, Dar Es Salaam, PO Box 40383 Unilever Tanzania Limited TZS20.00 1 Thailand – 161 Rama 9 Road, Huay Kwang, Bangkok 10310 Unilever Thai Holdings Limited THB100.00 1 Unilever Thai Trading Limited THB100.00 1 Thailand – 12 A Floor Unit B1-B2, Office No. 1225, 989 Siam Piwat Tower, Rama I Road, Pathumwan Sub-district, Pathumwan District, Bangkok 10330 UPD (Thailand) Co. Limited THB100.00 1 Thailand– 21/39 Soi Lardprao 15, Jompol Sub-district, Jatujak District, Bangkok Gronext Technologies (Thailand) Limited THB100.00 1 Trinidad & Tobago – Eastern Main Road, Champs Fleurs Unilever Caribbean Limited (50.01) TTD1.00 1 Tunisia – Z.I. Voie Z4-2014 Mégrine Erriadh – Tunis Unilever Tunisia S.A. (99.78) TND6.00 1 Unilever Maghreb Export S.A. (99.76) TND5.00 1 Tunisia – Z.I. Voie Z4, Megrine Riadh, Tunis, 2014 UTIC Distribution S.A. (99.78) TND10.00 1 Turkey – Saray Mahallesi, Dr. Adnan Büyükdeniz Cad., No.13, 34768 Ümraniye – İstanbul Unilever Gida Sanayi ve Ticaret AŞo (99.98) TRY0.01 1 Unilever Sanayi Ve Ticaret Türk AŞo (99.98) TRY0.01 1 Besan Besin Sanayi ve Ticaret AŞ (99.99) TRY0.01 1 Unilever Hizli Tuketim Urunleri Satis Pazarlama ve Ticaret Anonim Sirketi (99.99) TRY1.00 1 Name of Undertaking Nominal Value Share Class Note Uganda – DFCU Towers, 5th Floor, Plot 26 Kyadondo Road, Industrial Area, PO Box 3515, Kampala Unilever Uganda Limited UGX20.00 1 Ukraine – 04119, 27-T, Letter A, Dehtyarivska Str., Kyiv Unilever Ukraine LLC UAH 1,151,329,851 13 United Arab Emirates – PO Box 17053, Jebel Ali, Dubai Severn Gulf FZCOX (50) AED100,000.00 1 Unilever Gulf FZE AED1,000,000.00 1 United Arab Emirates – Office No. 901 owned by Easa Saleh AlGurg LLC- Deira- Riqqa AlBateeen Unilever Binzagr Gulf General Trading LLCX (50) AED1,000.00 1 Unilever General Trading LLC AED1,000.00 1 United Arab Emirates – Warehouse No. 1.2, Dubai Industrial Park – Seeh Shwaib 2 Unilever Home & Personal Care Products Manufacturing LLCX (49) AED1,000.00 1 United States – 700 Sylvan Avenue, Englewood Cliffs, New Jersey 07632-3201 Alberto-Culver Company No Par Value 1 Alberto-Culver International, Inc. USD1.00 1 Alberto-Culver USA, Inc. No Par Value 1 BC Cadence Holdings, Inc. USD0.01 1 Ben & Jerry’s Gift Card, LLC 13 Conopco, Inc. USD1.00 7 Kate Somerville Holdings, LLC 13 Kate Somerville Skincare LLC 13 Kensington & Sons, LLC No Par Value 13 Kirei Intermediate Holdings, LLC 13 Living Proof, Inc. USD0.01 7 Pantresse, Inc. USD120.00 1 Skin Health Experts, LLC 13 St. Ives Laboratories, Inc. USD0.01 1 The Laundress, LLC 13 TIGI Linea Corp No Par Value 1 Unilever Bestfoods (Holdings) LLC 13 Unilever Capital Corporation USD1.00 1 Unilever North America Supply Chain Company, LLC 13 Unilever United States, Inc. USD0.3333 7 USD73.50 22 Unilever Ventures Advisory LLC 13 US Health & Wellbeing LLC No Par Value 13 Yasso, Inc. USD0.01 7 United States – 1535 Beachey Pl Carson, CA 90746 Dermalogica, LLC 13 United States – 2121 Park Place, First Floor El Segundo, CA 90245 Murad LLC 13 United States – 1090 King Georges Post Road, Suite 505 Edison, NJ 08837 REN USA Inc. No Par Value 7 United States – 125 S Clark, Suite 2000, Chicago, IL 60603 Blueair Inc. No Par Value 1 United States – 2816 S. Kilbourne Avenue, Chicago IL 60624 Unilever Illinois Manufacturing, LLC 13 United States – 2900 W. Truman Boulevard, Jefferson City, MO 65109 Unilever Manufacturing (US), Inc. No Par Value 7 United States – 40 Merritt Boulevard, Trumbull, CT 06611 Unilever Trumbull Holdings, Inc. USD1.00 7 Unilever Trumbull Research Services, Inc. USD1.00 1 United States – 60 Lake Street, Suite 3N, Burlington, VT 05401 Seventh Generation Canada, Inc. No Par Value 7 Seventh Generation, Inc. USD0.001 7 United States – 2711 Centerville Road, Suite 400, Wilmington, DE 19808 Name of Undertaking Nominal Value Share Class Note STRATEGIC REPORT CORPORATE GOVERNANCE FINANCIAL STATEMENTS Group Companies Unilever Annual Report and Accounts 2023 123

Paula's Choice, Inc. USD0.001 7 United States – 705 5th Avenue South, Suite 200, Seattle, WA 98104 Paula's Choice, LLC 13 United States – CTC 1209 Orange Street Wilmington, DE19801 Nirvana Holdco LLC (80) 7 Nirvana Intermediate LLC (80) 7 Nutraceutical Wellness, Inc. (80) 7 The Uncovery, LLC 13 Yasso Holdings, Inc.  7 United States – 3770-1/2 Selby Avenue, Los Angeles, CA 90034 Kingdom Animalia, LLC 13 United States – 11 Ranick Drive South, Amityville, NY 11701 Sundial Brands, LLC 13 Madam C.J. Walker Enterprises, LLC 13 Nyakio, LLC 13 United States – 415 Jackson St., Floor 2, San Francisco, CA 94111 Olly Public Benefit Corporation USD0.00001 7 United States – 208 Utah Street, Suite 300, San Francisco, CA, 94103 Tatcha, LLC 4 United States – 777 S Aviation Blvd, El Segundo, CA 90245 The LIV Group, Inc. No Par Value 13 United States – 4056 Del Rey Avenue, Marina Del Rey, CA 90292 SmartyPants, Inc. USD0.00001 7 United States – 1169 Gorgas Avenue, Suite A, San Francisco, CA 94129 Welly Health PBC (51) USD0.00001 7 USD0.00001 22 United States – 30 Community Drive, South Burlington, Vermont 05403 Ben & Jerry’s Franchising, Inc. USD1.00 7 Ben & Jerry’s Homemade, Inc. USD1.00 7 United States – 1675 South Street, Suite B, City of Dover, DE 19901 Onnit Labs, Inc. USD0.0001 7 United States – 8 The Green STE R, City of Dover, Kent County, Delaware, 19901 Brand Evangelists for Beauty Inc.∆ (68.03) USD 0.01 23 United States – c/o The Corporation Trust Company, Trust Center, 1209 Orange Street, Wilmington, Delaware, 19801, New Castle County Cocotier, Inc. USD0.001 7 Uruguay – Camino Carrasco 5975, Montevideo Unilever Uruguay SCC S.A. UYU1.00 1 Uruguay – Luis Bonavita 1294, Montevideo Unilever America Latina S.A. UYU1.00 1 Venezuela – Torre BOD, Piso 15, La Castellana, Caracas, Bolivarian Republic of Venezuela Unilever Andina Venezuela S.A. Bs0.000001 1 Vietnam – Lot A2-3, Tay Bac Cu Chi Industry Zone, Tan An Hoi Ward, Cu Chi District, Ho Chi Minh City Unilever Vietnam International Company Limited VND863,104,820,0 00.00 13 Vietnam – No.156, Nguyen Luong Bang Street, Tan Phu Ward, District 7, Ho Chi Minh City Unicorn Market Place Vietnam Company Limited VND207,819,496,3 11 13 Zambia – Stand 2375, Corner Addis Ababa Drive & Great East Road, Show Grounds, Lusaka Unilever South East Africa Zambia Limited ZMK2.00 34 ZMK2.00 1 Zambia – Ellis & Co, Lusaka, Lusaka Province Chesebrough-Ponds (Private) Limited 1 Zimbabwe – 2 Stirling Road, Workington, Harare Unilever – Zimbabwe (Pvt) Limited∆ ZWD0.002 1 SUBSIDIARY UNDERTAKINGS NOT INCLUDED IN THE CONSOLIDATION Brazil – Av Das Nacoes Unidas, 14261 4º Andar Ala B, Vila Gertrudes, Cep 04792-000, Sao Paulo Unileverprev Sociedade De Previdencia Privada No Par Value 13 Name of Undertaking Nominal Value Share Class Note Canada – 100 King Street West, 1 First Canadian Place, Suite 1600, Toronto ON M5X 1G5 UPD Canada Inc. No Par Value 7 Egypt – Borg El-Arab, Alexandria Fine Foods Egypt SAE (in liquidation) EGP10.00 1 Egypt – Shooting Club, Dokki, Giza United Beverages (in liquidation) EGP10.00 1 England and Wales – 1 More London Place, London, SE1 2AF Unidis Twenty Six Limited (in liquidation) GBP1.00 1 Unidis Sixty Four Limited (in liquidation) GBP1.00 1 Lever Brothers Port Sunlight Limited (in liquidation) GBP1.00 1 England-Wales – C/O Bdo Llp 5 Temple Square, Temple Street, Liverpool, L2 5RH TIGI Limited (in liquidation) GBP1.00 1 England and Wales – Unilever House, 100 Victoria Embankment, London, EC4Y 0DY Elida Beauty Limited GBP1.00 1 France – 20, rue des Deux Gares, 92500, Rueil-Malmaison Elida Beauty France S.A.S. (99.99) EUR1.00 1 Ghana – Plot No. Ind/A/3A-4, Heavy Industrial Area, Tema, PO Box 721, Tema Unilever Oleo Ghana Limited GHC2.250 1 Unilever Ghana Investments Limited (74.50) GHC10.00 1 Haiti – Port-au-Prince Unilever Haiti S.A. HTG500,000 56 India – Unilever House, B. D. Sawant Marg, Chakala, Andheri (E), Mumbai 400 099 Hindustan Unilever Foundation (61.90) INR10.00 1 Ireland – Unit 50, The Swan Shopping Centre, Rathmines Road Lower, Dublin 6, D06 V9K5 Demalogica (Skin Care) Ireland Limited EUR1.00 1 Jamaica – White Marl Street, Spanish Town, PO Box 809, Parish Saint Catherine Unilever Jamaica Limited JMD1.00 1 Kenya – Commercial Street, PO Box 40592-00100, Nairobi Union East African Trust Limited KES20.00 1 Myanmar – Shwe Gon Daing (West) 5th Street, No. 196, Mimosa Tower, Shwe Gon Daing (West) Ward, Bahan Township, Yangon, Myanmar 11201 Lever Brothers (Burma) Limited MMK0.5 1 United States – CTC 1209 Orange Street, Wilmington, DE19801 Elida Beauty US Corp USD1.00 1 Elida Beauty US (IP) LLC 13 United States – 700 Sylvan Avenue, Englewood Cliffs, New Jersey 07632-3201 Unilever AC Canada Holding, Inc. USD10.00 1 Unilever United States Foundation, Inc. 13 Alberto-Culver (P.R.), Inc. (in liquidation) No Par Value 1 Chesebrough-Pond’s Manufacturing Company (in liquidation) No Par Value 1 ASSOCIATED UNDERTAKINGS Australia – Level 1, 569 Church Street, Richmond, VIC, 3121 SNDR PTY LTD∆◊ (72.98) No Par Value 58 Australia – Floor 1, 101 Moray Street, South Melbourne, 3205 Straand Pty Ltd∆◊ (100) No Par Value 107 (12.05) No Par Value 109 Bahrain – Shop 61 – Building 866 – Road 3618 – Block 436 Alseef Manama Unilever Bahrain Co. W.L.L. (49) BHD50.00 1 Brazil – Avenue Engenheiro Luiz Carlos Berrini, 105, 16º andar, Ed. Berrini One, Itaim Bibi, CEP 0471/001-00, City of São Paulo, State of São Paulo Gallo Brasil Distribuição e comércio Limitada (55) BRL1.00 5 Canada – Suite 300-171 West Esplanade, North Vancouver, British Columbia Canada V7M 3K9 A&W Root Beer Beverages Canada Inc.◊ (40) No Par Value 38 Canada – 229 Amesbury Gate, Bedford, Nova Scotia, B4B 0R8 The 7 Virtues Beauty Inc.∆◊ (64.29) 58 Canada – PO Box 49130, 2900 – 595 Burrard Street, Vancouver BC V7X 1J5 Name of Undertaking Nominal Value Share Class Note STRATEGIC REPORT CORPORATE GOVERNANCE FINANCIAL STATEMENTS Group Companies 124 Unilever Annual Report and Accounts 2023

Dollar Shave Club Canada, Inc. (35) CAD0.01 7 Cyprus – 2 Marcou Dracou Street, Engomi Industrial Estate, 2409 Nicosia Unilever PMT Limited∆ (49) EUR1.71 3 England and Wales – 100 Victoria Embankment, Blackfriars, London, EC4Y 0DY Dollar Shave Club Limited (35) GBP1.00 1 Uflexreward Holdings LimitedΔ (99.64) GBP0.001 1 Uflexreward LimitedΔ (99.64) GBP0.001 35 England and Wales – Unit 1.8 & 1.9 The Shepherds Building, Charecroft Way, London, W14 0EE SCA Investments Holdings Limited∆◊ (15.61) GBP0.001 40 (25.19) GBP0.001 41 (3.63) GBP0.001 42 (5.31) GBP0.001 112 England and Wales – 2nd Floor, 5 Jubilee Place, Chelsea, London, SW3 3TD Trinny London Limited∆◊ (54.88) GBP0.01 43 (32.32) GBP0.01 77 England and Wales – 127 North Milton Park, Abingdon, Oxfordshire OX14 4SA P2i Limited∆◊ (12.89) GBP0.000001 1 (5.44) GBP0.000001 44 (5.44) GBP0.000001 46 (4.20) GBP0.000001 52 (4.20) GBP0.000001 50 (2.44) GBP0.000001 102 (50) GBP1.0000 80 England and Wales – Level 1 Brockbourne House, 77 Mount Ephraim, Tunbridge Wells, Kent, TN4 8BS Clean Beauty Co Ltd∆◊ (69.76) GBP0.0001 97 (26.72) GBP0.0001 58 England and Wales – C4 Lab Psc Building, Unilever R&D Port Sunlight, Quarry Road East, Bebington, Wirral, CH63 3JW Penhros Bio Limited◊ (32) GBP1.00 1 England and Wales- C/O Bcs Windsor House, Station Court, Station Road, Great Shelford, Cambridge, Cambridgeshire, England, CB22 5NE VHSquared Limited◊ (in liquidation) (39.47) GBP0.01 1 (1.79) GBP0.01 44 (17.86) GBP0.01 101 France – 13, avenue Morane Saulnier, 78140 Velizy Villacoublay Pegase S.A.S. (25) EUR5,000.00 1 France – 7 rue Armand Peugeot, 92500 Rueil-Malmaison Relais D’or Centrale S.A.S. (49.99) No Par Value 1 Germany – Beerbachstraße 19, 91183 Abenberg Hans Henglein & Sohn GmbH◊ (50) EUR100,000.00 1 Henglein & Co. Handels-und Beteiligungs GmbH & Co. KG◊ (50) 4 Henglein Geschäftsführungs GmbH◊ (50) DEM50,000.00 1 Nürnberger Kloßteig NK GmbH & Co. KG◊ (50) 4 Henglein NRW GmbH◊ (50) DEM250,000.00 1 Germany – Lauchaer Straße 1, 06647 An der Poststraße OT Klosterhaeseler Henglein GmbH & Co. KG◊ (50) DEM50,000.00 1 Germany – Neue Burg 1, 20457 Hamburg Dollar Shave Club GmbH (in liquidation)(35) EUR25,000.00 1 India – 1st & 2nd Floor, Kagalwala House, Plot No. 175, CST Road, Kalina, Bandra Kurla, Santacruz East Mumbai, Mumbai 400098 Peel-Works Private Limited∆◊ (48.15) INR30.00 63 (16.67) INR30.00 70 (14.65) INR30.00 32 India – 1st Floor Lodha, i-Think Techno Campus, A Wing, Chirak Nagar, Thane. MH 400607 Pureplay Skin Sciences (India) Private Limited∆◊ (0.1) INR10.00 75 (100) INR100.00 73 (100) INR100.00 64 Name of Undertaking Nominal Value Share Class Note (6.54) INR100.00 65 (8.75) INR100.00 106 India – 55 2nd Floor Community Centre, East of Kailash, New Delhi, East Delhi, DL 110065 Convosight Analytics Private Limited∆◊ (3.08) INR1.00 75 (7.41) INR1.00 99 (12.73) INR 10.00 117 (11.15) INR 10.00 116 India – Plot no. F-2109, RIICO Industrial Area, Ramchandra Pura, (Sitapura Extension) Jaipur, Rajasthan 303905 Uprising Science Private Limited∆◊ (2.50) INR10.00 75 (27.27) INR100.00 117 India –Plot No. D 5, Road No. 20, Marol MIDC, Andheri East, Mumbai City MH 400093 Scentials Beautycare & Wellness Ltd∆◊ (63.43) 73 (0.10) 75 India – 15 Ambika Nagar, Sector 4, Hiran Magri, Udaipur, Rajasthan, 313002 Derma Goodness Private Limited∆◊ (0.2) 75 (97.93) 110 India- Z -44, Panchasayar P -210-4-1, Panchasayar Kolkata WB 700094 Wellness Ville Private Limited∆◊ (0.01) 75 (92.11) 118 India – 28 B.T. Road, Cossipore Chiria, More Kolkata, WB 700002 Rabiko Lifestyle Private Limited ∆◊ (0.02) 75 (100.00) 114 India – A-2004, Floor-20, Plot-141, Phoenix Tower-A, S.B. Marg, Delisle Road, Lower Parel West, Mumbai, 400013 Nutritionalab Private Limited (13.31) INR10.00 1 India – Ground Floor, Plot No 57, Industrial Area Phase I, Chandigarh 160002 Zywie Ventures Private Limited (33.02) INR10.00 1 Indonesia – Jalan Srengseng Raya Nomor 55A, Rukun Tetangga 001, Rukun Warga 002, Kelurahan Srengseng, Kecamatan Kembangan, Jakarta Barat 11630, Provinsi Daerah Khusus Ibukota PT Anugrah Mutu Bersama◊ (40) IDR1,000,000.00 1 Iran – Second floor, No. 23, Corner of 3rd Street, Zagros Street, Argentina Square, Tehran Unilever-Golestan Foods (Private Joint Stock Company)(51) IRR1,000,000.00 1 Ireland – 70 Sir John Rogersons Quay, Dublin 2 Pepsi Lipton International Limited∆ EUR1.00 52 EUR1.00 53 EUR1.00 54 EUR1.00 55 Israel – Kochav Yokneam Building, 4th Floor, PO Box 14, Yokneam Illit 20692 IB Ventures Limited∆ (99.74) ILS1.00 14 Israel – Park Zvaim Industrial Area, Beit Shean / Correspondance: PO Box 787, Beit Shean, 1171601 Dollar Shave Club Israel Limited (35) NIS0.10 1 Italy – Via Quercete, n.a. 81016, San Potito Sannitico (CE) P2P S.r.l (50) EUR1.00 1 Luxembourg – 5 Heienhaff, L-1736 Senningerberg Helpling Group Holding S.à r.l.∆◊ (98.57) EUR1.00 60 (2.34) EUR1.00 33 Mauritius – c/o Apex Fund Services (Mauritius) Ltd, 4th Floor, 19 Bank Street, Cyber City, Ebene 72201 Capvent Asia Consumer Fund Limited∆ (40.40) USD0.01 78 Oman – PO Box 1711, Ruwi, Postal code 112 Towell Unilever LLC (49) OMR10.00 1 Philippines –11th Avenue Corner, 38th Street, Bonifacio Triangle, Bonifacio Global City, Taguig City, Metro Manila Sto Tomas Paco Land Corp∆◊ (40) PHP1.00 7 (40) PHP10.00 46 (40) PHP20.00 44 Cavite Horizons Land, Inc.◊ (35.10) PHP1.00 103 Name of Undertaking Nominal Value Share Class Note STRATEGIC REPORT CORPORATE GOVERNANCE FINANCIAL STATEMENTS Group Companies Unilever Annual Report and Accounts 2023 125

PHP10,000.00 46 Philippines – Manggahan Light Industrial Compound, A. Rodriguez Avenue, Bo. Manggahan, Pasig City WS Holdings Inc.∆◊ PHP1.00 29 PHP1.00 103 Selecta Walls Land Corp∆◊ PHP10.00 29 Portugal – Largo Monterroio Mascarenhas, 1,1099–081 Lisboa Fima Ola – Produtos Alimentares, S.A. (55) EUR4,125,000 1 Gallo Worldwide, Limitada (55) EUR550,000 5 Grop – Gelado Retail Operation Portugal, Unipessoal, Limitada (55) EUR27,500 5 Transportadora Central do Infante, Limitada (54) EUR27,000 1 Unilever Fima, Limitada (55) EUR14,462,336.00 5 Victor Guedes – Industria e Comercio, S.A. (55) EUR275,000 1 Fima Dressings Unipessoal, Limitada (55) EUR27,500 5 Saudi Arabia – PO Box 22800, Jeddah 21416 Binzagr Unilever Distribution Company Limited (49) SAR1,000.00 1 Singapore – 3 Phillip Street, #14-05 Royal Group Building, 048693 YOU Private Limited∆◊ (33.33) 76 (33.56) 45 Singapore – 20A Tanjong Pagar Road, 088443 ESQA Corp Pte Ltd∆◊ (60) 73 Sweden – Sturegatan 38, Stockholm, 11436 SachaJuan Haircare AB∆◊ (69.5) SEK1.00 9 United Arab Emirates – PO Box 49, Dubai Al Gurg Unilever LLC (49) AED1,000.00 1 United Arab Emirates – Po Box 49, Abu Dhabi Thani Murshid Unilever LLC (49) AED1,000.00 1 United States – c/o Registered Agents Solutions, Inc., 838 Walker Road Suite 21-2, Dover, Kent, DE, 19904 Beauty Bakerie Cosmetics Brand Inc.∆◊ (50.05) USD0.001 43 (16.24) USD0.001 71 (24.88) USD0.001 93 United States – c/o Resident Agents Inc. 8 The Green, STE R, Dover, Kent, Delaware, 19901 Discuss.io Inc.◊ (7.79) USD0.0001 7 (16.78) USD0.0001 55 (50.53) USD0.0001 58 United States – 700 Sylvan Avenue, Englewood Cliffs, New Jersey 07632-3201 Pepsi Lipton Tea Partnership (50) 4 Food Service Direct Logistics, LLC (40) 13 Name of Undertaking Nominal Value Share Class Note (17.83) USD0.0001 55 (17.83) USD0.0001 58 United States – c/o The Company Corporation, 251 Little Falls Drive, Wilmington, DE, New Castle 19808 Equilibria, Inc.∆◊ (20.00) USD0.00001 98 FabFitFun Inc.∆◊ (68.18) USD0.001 6 (7.48) USD0.001 100 Outliers, Inc.∆◊ (58.77) 62 (31.35) 113 Perelel, Inc.∆◊(64.71) USD 0.00001 97 (73.18) USD 0.00001 44 True Botanicals, Inc.∆◊ (51.23) USD0.0001 62 Yati Inc.∆◊ (4.00) USD0.00001 115 (100.00) USD0.00001 47 United States – c/o Cogency Global Inc, 850 New Burton Road, in the City of Dover, County of Kent, Delaware Volition Beauty Inc.∆◊ (66.44) USD0.0001 44 United States – c/o The Corporation Trust Company, Trust Center, 1209 Orange Street, Wilmington, Delaware, 19801. New Castle County Koco Life LLC∆◊(26.19) 104 (41.15) 105 New Voices Fund LP◊ (32.90) 4 Keli Network, Inc.∆◊ (28.24) USD0.0001 88 United States – c/o A registered agent, Inc, 8 The Green, Ste A, Dover, Kent, DE, 19901 Clean Beauty for All, Inc.∆◊ (22.09) USD0.0001 62 (41.99) USD0.0001 95 (62.35) USD0.0001 51 (67.85) USD0.0001 96 United States – United Corporate Services, Inc., 800 North State Street Suite 304, Dover, Kent, DE, 19901 UOMA Beauty Inc.∆◊ (25) 62 (70.96) 95 (49.88) 51 United States –National Registered Agents Inc, 1209 Orange Street, Wilmington, New Castle, Delaware 19801 Mealogic, Inc.∆◊ (37.5) 58 United States – 13335 Maxella Ave. Marina del Rey, CA 90292 Dollar Shave Club, Inc. (35) USD0.001 13 Name of Undertaking Nominal Value Share Class Note         STRATEGIC REPORT CORPORATE GOVERNANCE FINANCIAL STATEMENTS Group Companies 126 Unilever Annual Report and Accounts 2023

Notes: 1: Ordinary, 2: Ordinary-A, 3: Ordinary-B, 4: Partnership, 5: Quotas, 6: Class-A Common, 7: Common, 8: Class A, 9: Class B, 10: Class C, 11: Class II Common, 12: Class III Common, 13: Membership Interest, 14: Preference, 15: Redeemable Preference, 16: Limited by Guarantee, 17: C Ordinary Shares, 18: Viscountcy, 19: B3 Ordinary, 20: Series C-1 Pref, 21: Ordinary-C, 22: Preferred, 23: Common Stock, 24: Redeemable Preference Class B, 25: Special, 26: Cumulative Preference, 27: 5% Cumulative Preference, 28: Non-Voting Ordinary B, 29: Common B, 30: Management, 31: Dormant, 32: Series C1 Preference, 33: Series D-2, 34: Cumulative Redeemable Preference, 35: A-Ordinary, 36: Preferred Ordinary, 37: Com, 38: Class Common-B, 39: Series A Participating Preference, 40: H-Ordinary, 41: I-Ordinary, 42: J-Ordinary, 43: Series A Preferred Convertible, 44: A Preference, 45: Series B1 CCPS, 46: B Preference, 47: Series A-5, 48: Series C-2 Preferred, 49: A-4 Com, 50: D Preference, 51: Series A-3 Preferred, 52: C Preference, 53: E Ordinary, 54: G Preferred, 55: Series Seed, 56: Nominal, 57: Preferred A, 58: Series A Preferred, 59: Series Seed-2 Preferred, 60: Series C-2, 61: Series D, 62: Series A-1 Preferred, 63: Series B-2 Preference, 64: Pre Series B CCPS, 65: Series B CCPS, 66: Series C1 CPPS, 67: Series C2, 68: Office Holders, 69: Security, 70: Series B-3 Preference, 71: Series B Preferred, 72: Series Seed B CPPS, 73: Series A CCPS, 74: Series A2 CPPS, 75: Equity, 76: Series B CCPS, 77: Series B Preferred Convertible, 78: Class A Redeemable Non Voting Ordinary, 79: B Ordinary, 80: N Ordinary, 81: A-1 Com, 82: A-2 Com, 83: A-3 Com, 84: Series A EIS, 85: Series A Convertible Preferred, 86: Series A2 Preferred, 87: Not in use, 88: Series C Preferred, 89: Series A1 CPPS, 90: D1 Preferred, 91: Series E, 92: Series C-2 Pref, 93: Series B-1 Preferred, 94: Series B-2 Preferred, 95: Series A-2 Preferred, 96: Series A-4 Preferred, 97: Preferred Seed, 98: Seed-3 Preferred, 99: CCPS,100: Series A Preferred Stock, 101: Ordinary Preferred, 102: E Preference, 103: Common A, 104: Series D-5 Preferred, 105: Series D-6 Preferred, 106: Series C CCPS, 107: Series Seed Convertible Preferred, 108: Series C-E Preferred, 109: Series Seed 2 Convertible Preferred Shares, 110: Seed CCPS, 111: Series Seed Preferred Shares, 112: M-Ordinary, 113: Series A-9 Preferred, 114: Series Seed CCPS, 115: Series A-1, 116: Pre-Series B CCCPS, 117: Series A CCCPS, 118: Series Seed A CCPS O Indicates an undertaking directly held by PLC. All other undertakings are indirectly held. In the case of Hindustan Unilever Limited, 47.43% is directly held and the remainder of 14.47% is indirectly held. In the case of Unilever Kenya Limited, 39.13% is directly held and the remainder of 60.87% is indirectly held. In the case of Unilever Sri Lanka Limited, 18.32% is directly held and the remainder of 81.68% is indirectly held. In the case of Mixhold B.V., 27.71% is directly held and the remainder of 72.29% is indirectly held. In the cases of each of Unilever Gida Sanayi ve Ticaret A.Ş. and Unilever Sanayi ve Ticaret Turk A.Ş., a fractional amount is directly held and the remainder is indirectly held. In the case of Mixhold B.V., 55.37% of the ordinary – A shares are directly held, the remainder of 44.63% are indirectly held and the other share classes are indirectly held. † Shares the undertaking holds in itself. Δ Denotes an undertaking where other classes of shares are held by a third party. X Binzagr Unilever Limited, Severn Gulf FZCO, Unilever Binzagr Gulf General Trading LLC, Unilever Home and Personal Care Products Manufacturing LLC are subsidiary undertakings pursuant to section 1162(2)(b) Companies Act 2006. The Unilever Group is entitled to 50% of the profits made by Binzagr Unilever Limited, Severn Gulf FZCO and Unilever Binzagr Gulf General Trading LLC. The Unilever Group is entitled to 80% of the profits made by Unilever Home and Personal Care Products Manufacturing LLC. ◊ Accounted for as non-current investments within non-current financial assets. ∞ Exemption pursuant to Regulation 7 of the Partnership (Accounts) Regulations 2008. In addition, we have revenues either from our own operations or otherwise in the following locations: Afghanistan, Aland Islands, Albania, Americas, Andorra, Angola, Anguilla, Antigua and Barbuda, Armenia, Aruba, Azerbaijan, Bahamas, Barbados, Belize, Benin, Bhutan, Bonaire, Sint Eustatius & Saba, Bosnia and Herzegovina, Botswana, British Virgin Islands, Brunei Darussalam, Burkina Faso, Burundi, Cameroon, Cape Verde, Cayman Islands, Central African Republic, Chad, Christmas Island, Cocos (Keeling) Islands, Comoros, Congo, Cook Islands, Curacao, Democratic Republic of Congo, Dominica, Equatorial Guinea, Eritrea, Faroe Islands, Federated States of Micronesia, Fiji, French Guiana, French Polynesia, Gabon, Gambia, Georgia, Gibraltar, Greenland, Grenada, Guam, Guernsey, Guinea, Guinea-Bissau, Guyana, Heard Island and McDonald Islands, Iceland, Iraq, Kiribati, Kosovo, Kuwait, Kyrgyzstan, Lebanon, Lesotho, Liberia, Libya, Liechtenstein, Luxembourg, Macao, Macedonia, Madagascar, Maldives, Mali, Malta, Marshall Islands, Mauritania, Mauritius, Monaco, Mongolia, Montenegro, Montserrat, Namibia, Nauru, New Caledonia, Niue, Norfolk Island, Northern Ireland, Palau, Papua New Guinea, Saint Kitts and Nevis, Saint Lucia, Saint Martin (French part), Saint Vincent and the Grenadines, Samoa, San Marino, Senegal, Seychelles, Sierra Leone, Sint Maarten (Dutch part), Slovenia, Solomon Islands, Somalia, South Sudan, Suriname, Swaziland, Tajikistan, Timor Leste, Togo, Tokelau, Tonga, Turkmenistan, Tuvalu, Uzbekistan, Vanuatu and Yemen. The Unilever Group has established branches in Azerbaijan, Belarus, Bosnia-Herzegovina, Burkina Faso, Côte d'Ivoire, Cuba, Jordan, Kazakhstan, Lebanon, Northern Ireland, the Philippines, Saudi Arabia, Turkey, UAE and the UK. STRATEGIC REPORT CORPORATE GOVERNANCE FINANCIAL STATEMENTS Group Companies Unilever Annual Report and Accounts 2023 127